UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS High Income Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

30 Financial Statements

34 Financial Highlights

39 Notes to Financial Statements

51 Report of Independent Registered Public Accounting Firm

52 Tax Information

53 Investment Management Agreement Approval

58 Summary of Management Fee Evaluation by Independent Fee Consultant

63 Board Members and Officers

67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities and emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	32.63%	2.31%	4.35%	5.85%
Class B	31.47%	1.49%	3.52%	5.03%
Class C	31.69%	1.57%	3.56%	5.04%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	26.66%	0.75%	3.39%	5.36%
Class B (max 4.00% CDSC)	28.47%	0.96%	3.37%	5.03%
Class C (max 1.00% CDSC)	31.69%	1.57%	3.56%	5.04%
No Sales Charges
Class S	32.79%	2.52%	4.58%	6.11%
Institutional Class	33.12%	2.68%	4.69%	6.25%
Credit Suisse High Yield Index+	42.64%	4.89%	5.67%	6.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 1.11%, 1.90%, 1.84%, 0.94% and 0.76% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B, C and S shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 6.36	$ 6.34	$ 6.38	$ 6.39	$ 6.34
10/31/08	$ 5.26	$ 5.27	$ 5.27	$ 5.28	$ 5.26
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .50	$ .47	$ .45	$ .50	$ .53
Return of capital++	$ .02	$ .02	$ .02	$ .02	$ .02
October Income Dividend	$ .0416	$ .0407	$ .0387	$ .0457	$ .0446
SEC 30-day Yield as of 10/31/09+++	7.38%	7.00%	7.15%	8.45%	8.17%
Current Annualized Distribution Rate as of 10/31/09+++	7.70%	7.56%	7.14%	8.42%	8.28%

++ Due to certain strategies of the Fund, including forward currency contracts, the tax character of the distributions of the Fund may vary and may be comprised in part of return of capital for tax purposes.

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.27%, 6.88%, 7.03%, 8.33% and 8.05% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 7.59%, 7.44%, 7.02%, 8.30% and 8.16% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Lipper Rankings — High Current Yield Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	354	of	460	77
3-Year	279	of	387	72
Class B 1-Year	370	of	460	81
3-Year	337	of	387	87
Class C 1-Year	365	of	460	80
3-Year	335	of	387	87
Class S 1-Year	348	of	460	76
3-Year	261	of	387	68
Institutional Class 1-Year	344	of	460	75
3-Year	246	of	387	64
5-Year	136	of	332	41
10-Year	31	of	209	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,208.20	$ 1,202.60	$ 1,202.90	$ 1,208.70	$ 1,210.50
Expenses Paid per $1,000*	$ 5.40	$ 9.77	$ 9.27	$ 3.28	$ 3.23
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,020.32	$ 1,016.33	$ 1,016.79	$ 1,022.23	$ 1,022.28
Expenses Paid per $1,000*	$ 4.94	$ 8.94	$ 8.49	$ 3.01	$ 2.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Income Plus Fund	.97%	1.76%	1.67%	.59%	.58%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Plus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

After falling sharply in the autumn of 2008, high-yield bonds staged a dramatic recovery to close the annual period with a gain of 42.64% based on the return of the fund's benchmark, the Credit Suisse High Yield Index.1H High-yield bonds strongly outperformed the 13.79% return of the broader fixed-income market, as gauged by the Barclays Capital US Aggregate Bond Index.2

When the fund's fiscal year began, the global financial markets were in the midst of a crisis that was causing historically poor performance for high-yield bonds. The downturn in high yield, which at that point had been going on for over a year, reached its nadir in mid-December — a time in which a depression seemed like a legitimate threat to many investors. The market traded higher through year-end before giving back ground in February 2009, then it staged a massive rally as improving investor sentiment sparked a flight of investment capital from low-yielding money markets, Treasuries and bank deposits and into higher-yielding investments.

Investors' rising risk appetites and quest for yield was evident in the strong performance of lower-rated issues relative to their BB- and B-rated counterparts.3 Several developments specific to the asset class — including improved liquidity, robust new issuance and the renewed ability of high-yield companies to strengthen their balance sheets by raising cash in the equity markets — also helped the return of high-yield bonds. This positive backdrop was reflected in a sharp decline of the yield spread from its mid-November, crisis-induced peak of 18.16% percentage points to 7.31% at the end of October.4 Even though the yield spread has staged such a substantial recovery in recent months, it remains above the long-term historical average of 5.94%.

The Class A shares of the fund performed very well on an absolute basis, with a return of 32.63%, but underperformed the 42.64% return of the benchmark and the 35.59% average return for the funds in its Lipper peer group, High Current Yield Funds.5 The primary reason for this underperformance was that our portfolio had a lower risk profile than the overall market, reflecting the fact that we saw an abundance of attractive relative values among securities rated B and BB (i.e., the higher-rated segments of the high-yield market). This positioning represented a drag on our relative performance at a time in which lower-rated, higher-risk securities registered market-beating returns. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive Contributors to Fund Performance

Reflecting the outperformance of lower-rated securities, many of the fund's top individual performers were issues rated CCC and below. Even though we hold a defensive posture in the portfolio, there are many cases in which we have taken advantage of favorable risk-reward trade-offs in the lower-rated credit tiers. These holdings generally added to the fund's return amid the rising market.

In terms of individual securities, the leading contributor to performance was an overweight position in Ford Motor Credit Co., LLC.6 FMCC benefited from several factors, including the deleveraging of its balance sheet, the turnaround at Ford's auto division, recent recoveries in used car prices and a leveling off of consumer defaults on auto loans.

Another top contributor was the satellite company Telesat Canada, which we purchased at an outstanding value when the market downturn caused prices to collapse without regard to issuer fundamentals. These bonds subsequently rebounded due to both the broader market recovery and the company's successful launch of two satellites. Also adding value were positions in Advance Medical Optics, Inc.,* whose bonds we tendered at a premium after the company was purchased by Abbott Labs, and ARCO Chemical Co., which benefited from improving company operations and increasing investor risk appetites. ARCO is a subsidiary of Lyondell Chemical.

One of the fund's success stories from the past year helps illustrate our investment process at work. Charter Communications Operating LLC is a cable company whose senior loans lost substantial ground during the market sell-off in the first half of the period. We elected to purchase Charter's senior loans, as it is secured in the capital structure and, in our opinion, is well-covered by the assets on the company's balance sheet.7 Our decision to take advantage of this disconnect eventually paid off, as the company is going through a bankruptcy/reorganization and is expected to emerge from this process with a much better balance sheet. We believe Charter represents an excellent example of our search for securities that offer the combination of both upside potential and downside protection.

Negative Contributors to Fund Performance

Given the strong returns for the broader high-yield market, few of the fund's holdings stood out as detractors. Instead, the primary source of underperformance was our lack of a position in various lower-rated benchmark components that strongly outpaced the broader market. While this hurt performance during this year's strong rally, we will not abandon our focus on risk-adjusted returns for the sake of short-term results.

Although our focus is on analyzing the credit risk of the securities held in the fund, there inevitably will be defaults or restructurings when the economy falls into a recession. Two examples were Vitro SAB de CV,* a century-old Mexican glassmaker that went under due to losses related to derivatives, and the mattress company Simmons Co., which suffered as the poor housing market led to slowing demand for its products.

It is disappointing that we missed the mark with these holdings, but we believe it is important to point out that while Moody's trailing 12-month issuer-weighted default rate for the overall high-yield asset class was 12.4%, the fund's issuer-weighted default rate was approximately 2.7%.8 We are pleased that we avoided large numbers of defaults in this potentially challenging environment.

Outlook and Positioning

We maintain a constructive outlook on high-yield bonds, particularly the B and BB credit tiers, even after the sharp decline in yield spreads that already has taken place in 2009. We see key positive factors as being both the improving macroeconomic picture and the increased ability of high-yield companies to improve their balance sheets and increase liquidity by accessing the equity and bond markets. We also expect that default rates will fall closer to their historical average of about 5% in 2010, a result of the combined effect of low interest rates, substantial fiscal stimulus and improving balance sheets for high-yield issuers. While past performance is no guarantee of future results, historically, once default rates begin to move in a positive direction, the trend has generally lasted for several years (in conjunction with the business cycle). We see this as being another potentially important tailwind for the high-yield market in 2010.

We also view the asset class as being attractive in the sense that it offers significantly higher yields than other segments of the bond market. At the same time, high yield needs less in the way of an economic recovery to support current valuation levels than is the case with equities. High-yield bonds are also higher in the capital structure than equity, meaning that for many companies the debt may offer investors a better risk/reward profile than the stock.

Despite these positive factors, we believe it is necessary to be highly selective in terms of taking risk. With spreads already having fallen so far from their highs, intensive bottom-up credit research is even more essential than would typically be the case.9 In this environment, we will maintain our efforts in selecting securities with the best risk/return characteristics.

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

2 The Barclays Capital US Aggregate Bond Index is an unmanaged, unleveraged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The higher an issuers' likelihood of making its interest and principal payment the higher the rating it typically receives.

4 The yield spread is the difference in yield between emerging-markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance.

5 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of distributions. It is not possible to invest directly into a Lipper category.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark.

7 The "capital structure" refers to the various types of equity, debt or other securities a company uses to finance its operations. When a security is "higher in the capital structure," it means that its holders would be first in line to be paid back in the event of the company's failure. Asset coverage means that if the company were to fail, the value of its assets is sufficient to repay the investors in its bank debt.

8 Moody's trailing 12-month issuer-weighted default rate incorporates the last 12 months of data (as opposed to one month or three months, for instance). Issuer weighting counts the number of individual issuers as a portion of the total number of individual issuers. For instance, if we had 100 individual issuers and three of them defaulted over the past 12 months, the trailing 12-month issuer-weighted default rate would be 3%. The ratings of Moody's Investors Service, Inc. (Moody's) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

9 Credit spread is the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.

* Not held in the portfolio as of 10/31/09.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	10/31/09	10/31/08

Corporate Bonds	89%	90%
Loan Participations and Assignments	8%	7%
Cash Equivalents	1%	2%
Other Investments	2%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	10/31/09	10/31/08

Industrials	17%	11%
Financials	17%	11%
Consumer Discretionary	13%	14%
Materials	13%	13%
Energy	11%	16%
Telecommunication Services	10%	9%
Utilities	6%	12%
Health Care	6%	7%
Consumer Staples	4%	3%
Information Technology	3%	4%
	100%	100%
Quality (As a % of Investment Portfolio)	10/31/09	10/31/08

A*	1%	3%
BBB	—	12%
BB	16%	38%
B	47%	40%
CCC	24%	6%
CC	5%	—
D	2%	1%
Not Rated	5%	—
	100%	100%

* Includes cash equivalents.

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	10/31/09	10/31/08

Under 1 year	14%	2%
1-4.99 years	34%	37%
5-9.99 years	49%	55%
10-14.99 years	2%	2%
15 years or greater	1%	4%
	100%	100%

Weighted average effective maturity: 4.9 years and 6.1 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 89.0%
Consumer Discretionary 12.7%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		938,000	907,514
8.75%, 6/1/2019		1,220,000	1,250,500
American Achievement Corp., 144A, 8.25%, 4/1/2012		350,000	346,500
Ameristar Casinos, Inc., 144A, 9.25%, 6/1/2014		395,000	410,800
Arcos Dorados BV, 144A, 7.5%, 10/1/2019		375,000	361,875
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		830,000	747,000
8.0%, 3/15/2014		345,000	329,475
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		790,000	778,150
Brunswick Corp., 144A, 11.25%, 11/1/2016		480,000	523,200
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		575,000	115,000
Carrols Corp., 9.0%, 1/15/2013		355,000	355,000
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017 (c)		1,205,000	1,187,889
CSC Holdings, Inc.:
6.75%, 4/15/2012		31,000	32,240
144A, 8.5%, 4/15/2014		1,330,000	1,404,813
144A, 8.5%, 6/15/2015		1,665,000	1,758,656
DirecTV Holdings LLC, 7.625%, 5/15/2016		410,000	444,850
DISH DBS Corp.:
6.625%, 10/1/2014		123,000	119,925
7.125%, 2/1/2016		785,000	785,000
Dollarama Group Holdings LP, 7.468%***, 8/15/2012 (b)		532,000	590,520
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		735,000	25,725
Ford Motor Co., 7.45%, 7/16/2031		705,000	578,100
Gannett Co., Inc.:
144A, 8.75%, 11/15/2014		240,000	235,200
144A, 9.375%, 11/15/2017		480,000	468,000
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		370,000	400,525
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		690,000	658,950
Group 1 Automotive, Inc., 8.25%, 8/15/2013		345,000	340,688
Harrah's Operating Co., Inc., 144A, 11.25%, 6/1/2017		1,450,000	1,479,000
Hertz Corp., 8.875%, 1/1/2014		2,160,000	2,187,000
Idearc, Inc., 8.0%, 11/15/2016**		1,470,000	73,500
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		564,000	503,370
Lamar Media Corp., Series C, 6.625%, 8/15/2015		220,000	207,900
Levi Strauss & Co., 8.625%, 4/1/2013	EUR	1,150,000	1,675,474
Macy's Retail Holdings, Inc., 8.875%, 7/15/2015		140,000	148,050
Mediacom Broadband LLC, 8.5%, 10/15/2015		545,000	550,450
MGM MIRAGE:
144A, 10.375%, 5/15/2014		545,000	580,425
144A, 11.125%, 11/15/2017		740,000	814,000
Neiman Marcus Group, Inc.:
9.0%, 10/15/2015 (PIK)		245,849	217,576
10.375%, 10/15/2015		830,000	730,400
Norcraft Holdings LP, 9.75%, 9/1/2012		1,830,000	1,724,775
Penn National Gaming, Inc., 144A, 8.75%, 8/15/2019		260,000	254,150
Penske Automotive Group, Inc., 7.75%, 12/15/2016		1,530,000	1,476,450
Pinnacle Entertainment, Inc.:
7.5%, 6/15/2015		260,000	234,000
144A, 8.625%, 8/1/2017		555,000	552,225
Reader's Digest Association, Inc., 9.0%, 2/15/2017**		500,000	5,000
Sabre Holdings Corp., 8.35%, 3/15/2016		625,000	557,813
Seminole Hard Rock Entertainment, Inc., 144A, 2.799%***, 3/15/2014		820,000	660,100
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015		565,000	401,150
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014		2,320,000	220,400
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013		1,245,000	1,207,650
Toys "R" Us, Inc., 7.375%, 10/15/2018		360,000	320,400
Travelport LLC:
4.986%***, 9/1/2014		520,000	449,800
9.875%, 9/1/2014		710,000	699,350
11.875%, 9/1/2016		120,000	117,600
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		170,000	14,025
United Components, Inc., 9.375%, 6/15/2013		110,000	104,225
Unity Media GmbH:
144A, 8.75%, 2/15/2015	EUR	1,480,000	2,286,945
144A, 10.375%, 2/15/2015		430,000	451,500
UPC Holding BV:
144A, 7.75%, 1/15/2014	EUR	1,915,000	2,818,211
144A, 8.0%, 11/1/2016	EUR	750,000	1,054,070
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		281,789	42,268
Videotron Ltd.:
6.875%, 1/15/2014		120,000	120,000
144A, 9.125%, 4/15/2018		735,000	795,638
WMG Acquisition Corp., 144A, 9.5%, 6/15/2016		615,000	656,513
Young Broadcasting, Inc., 8.75%, 1/15/2014**		3,217,000	32,170
			41,579,668
Consumer Staples 4.0%
Alliance One International, Inc., 144A, 10.0%, 7/15/2016		1,240,000	1,289,600
Central European Distribution Corp., 3.0%, 3/15/2013		235,000	192,700
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		360,000	364,500
General Nutrition Centers, Inc., 5.178%***, 3/15/2014 (PIK)		390,000	347,100
Great Atlantic & Pacific Tea Co., Inc., 144A, 11.375%, 8/1/2015		470,000	484,100
Ingles Markets, Inc., 8.875%, 5/15/2017		370,000	379,250
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		2,684,000	1,637,240
Rite Aid Corp.:
7.5%, 3/1/2017		955,000	854,725
144A, 10.25%, 10/15/2019		250,000	251,250
Smithfield Foods, Inc., 144A, 10.0%, 7/15/2014		905,000	950,250
SUPERVALU, Inc., 8.0%, 5/1/2016		350,000	356,125
Tops Markets LLC, 144A, 10.125%, 10/15/2015		1,210,000	1,237,225
Tyson Foods, Inc.:
7.85%, 4/1/2016		610,000	625,250
10.5%, 3/1/2014		645,000	735,300
Viskase Companies, Inc., 11.5%, 6/15/2011		3,620,000	3,393,750
			13,098,365
Energy 10.7%
Atlas Energy Operating Co., LLC:
144A, 10.75%, 2/1/2018		1,395,000	1,478,700
12.125%, 8/1/2017		555,000	604,950
Belden & Blake Corp., 8.75%, 7/15/2012		3,114,000	2,864,880
Berry Petroleum Co., 10.25%, 6/1/2014		670,000	716,900
Bill Barrett Corp., 9.875%, 7/15/2016		500,000	530,000
Bristow Group, Inc., 7.5%, 9/15/2017		785,000	755,563
Chaparral Energy, Inc., 8.5%, 12/1/2015		1,260,000	1,102,500
Chesapeake Energy Corp.:
6.25%, 1/15/2018		575,000	526,125
6.875%, 1/15/2016		1,219,000	1,176,335
7.25%, 12/15/2018		1,030,000	996,525
7.5%, 6/15/2014		295,000	297,950
9.5%, 2/15/2015		70,000	75,775
Concho Resources, Inc., 8.625%, 10/1/2017		240,000	247,200
Continental Resources, Inc., 144A, 8.25%, 10/1/2019		180,000	184,950
El Paso Corp.:
7.25%, 6/1/2018		790,000	788,839
8.25%, 2/15/2016		475,000	491,719
Frontier Oil Corp., 8.5%, 9/15/2016		925,000	943,500
Holly Corp., 144A, 9.875%, 6/15/2017		905,000	936,675
KCS Energy, Inc., 7.125%, 4/1/2012		2,040,000	2,029,800
Linn Energy LLC, 144A, 11.75%, 5/15/2017		1,050,000	1,166,813
Mariner Energy, Inc.:
7.5%, 4/15/2013		560,000	546,000
8.0%, 5/15/2017		715,000	672,100
Murray Energy Corp., 144A, 10.25%, 10/15/2015		350,000	346,500
Newfield Exploration Co., 7.125%, 5/15/2018		2,155,000	2,163,081
OPTI Canada, Inc.:
7.875%, 12/15/2014		2,050,000	1,599,000
8.25%, 12/15/2014		1,355,000	1,063,675
Petrohawk Energy Corp.:
7.875%, 6/1/2015		350,000	353,500
9.125%, 7/15/2013		640,000	662,400
10.5%, 8/1/2014		395,000	430,550
Plains Exploration & Production Co.:
7.0%, 3/15/2017		590,000	560,500
7.625%, 6/1/2018		1,180,000	1,146,075
8.625%, 10/15/2019		470,000	471,175
Quicksilver Resources, Inc.:
7.125%, 4/1/2016		1,345,000	1,207,137
11.75%, 1/1/2016		915,000	1,015,650
Regency Energy Partners LP:
8.375%, 12/15/2013		800,000	820,000
144A, 9.375%, 6/1/2016		1,215,000	1,281,825
Stone Energy Corp.:
6.75%, 12/15/2014		1,190,000	987,700
8.25%, 12/15/2011		1,870,000	1,795,200
			35,037,767
Financials 16.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		1,475,000	1,261,125
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		917,800	334,814
Berry Plastics Escrow LLC, 144A, 8.25%, 11/15/2015 (c)		1,090,000	1,070,925
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		345,000	63,825
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		920,000	933,800
Case New Holland, Inc., 144A, 7.75%, 9/1/2013		480,000	476,400
Conproca SA de CV, REG S, 12.0%, 6/16/2010		1,416,690	1,485,754
E*TRADE Financial Corp.:
7.375%, 9/15/2013		1,675,000	1,499,125
12.5%, 11/30/2017 (PIK)		960,000	1,065,600
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**		3,458,783	0
Fibria Overseas Finance Ltd., 144A, 9.25%, 10/30/2019		360,000	377,280
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		6,565,000	6,438,932
7.375%, 2/1/2011		610,000	612,414
8.7%, 10/1/2014		875,000	874,027
9.875%, 8/10/2011		1,930,000	1,974,149
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		345,000	379,500
GMAC, Inc.:
144A, 6.875%, 9/15/2011		3,674,000	3,527,040
144A, 7.0%, 2/1/2012		1,915,000	1,828,825
144A, 7.25%, 3/2/2011		1,210,000	1,188,825
144A, 7.75%, 1/19/2010		2,840,000	2,840,000
Harrahs Operating Escrow LLC, 144A, 11.25%, 6/1/2017		1,370,000	1,397,400
Hawker Beechcraft Acquisition Co., LLC, 8.5%, 4/1/2015		240,000	186,600
Hellas Telecommunications Finance, 144A, 8.742%***, 7/15/2015 (PIK)	EUR	470,000	69,168
Hexion US Finance Corp., 9.75%, 11/15/2014		325,000	276,250
Inmarsat Finance II PLC, 10.375%, 11/15/2012		1,940,000	2,003,050
iPayment, Inc., 9.75%, 5/15/2014		645,000	470,850
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		920,000	1,150
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		830,000	718,988
11.5%, 5/1/2016		255,000	270,938
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		975,000	921,375
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015		565,000	570,650
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		143,000	150,150
Reynolds Group DL Escrow, Inc., 144A, 7.75%, 10/15/2016 (c)		910,000	905,450
Sprint Capital Corp.:
7.625%, 1/30/2011		2,045,000	2,068,006
8.375%, 3/15/2012		855,000	865,687
Standard Pacific Escrow LLC, 144A, 10.75%, 9/15/2016		475,000	465,500
Toys R Us Property Co. I, LLC, 144A, 10.75%, 7/15/2017		640,000	694,400
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		1,790,000	2,238
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		935,936	486,687
Universal City Development Partners Ltd.:
144A, 8.875%, 11/15/2015 (c)		240,000	237,600
11.75%, 4/1/2010		2,930,000	2,944,650
Virgin Media Finance PLC:
8.75%, 4/15/2014		2,740,000	2,794,800
Series 1, 9.5%, 8/15/2016		2,385,000	2,522,137
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015	EUR	2,430,000	3,844,320
144A, 10.75%, 12/1/2015		130,000	140,400
144A, 11.75%, 7/15/2017		1,400,000	1,582,000
			54,822,804
Health Care 5.7%
Community Health Systems, Inc., 8.875%, 7/15/2015		4,015,000	4,135,450
HCA, Inc.:
144A, 7.875%, 2/15/2020		2,160,000	2,224,800
9.125%, 11/15/2014		1,495,000	1,547,325
9.25%, 11/15/2016		3,225,000	3,370,125
9.625%, 11/15/2016 (PIK)		1,283,000	1,361,584
HEALTHSOUTH Corp., 10.75%, 6/15/2016		455,000	493,675
IASIS Healthcare LLC, 8.75%, 6/15/2014		810,000	830,250
Talecris Biotherapeutics Holdings Corp., 144A, 7.75%, 11/15/2016		120,000	121,500
The Cooper Companies, Inc., 7.125%, 2/15/2015		1,145,000	1,110,650
Valeant Pharmaceuticals International, 144A, 8.375%, 6/15/2016		485,000	495,912
Vanguard Health Holding Co. I, LLC, 11.25%, 10/1/2015		1,045,000	1,097,250
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014		1,845,000	1,918,800
			18,707,321
Industrials 8.5%
Acco Brands Corp., 144A, 10.625%, 3/15/2015		180,000	192,600
Actuant Corp., 6.875%, 6/15/2017		450,000	424,125
ARAMARK Corp., 8.5%, 2/1/2015		930,000	939,300
BE Aerospace, Inc., 8.5%, 7/1/2018		1,195,000	1,242,800
Belden, Inc.:
7.0%, 3/15/2017		585,000	564,525
144A, 9.25%, 6/15/2019		545,000	583,150
Bombardier, Inc., 144A, 6.3%, 5/1/2014		415,000	406,700
Cenveo Corp., 144A, 10.5%, 8/15/2016		580,000	569,850
Clean Harbors, Inc., 144A, 7.625%, 8/15/2016		385,000	394,625
Congoleum Corp., 8.625%, 8/1/2008**		1,188,000	356,400
Corrections Corp. of America, 7.75%, 6/1/2017		245,000	252,350
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		840,000	856,800
Esco Corp., 144A, 4.174%***, 12/15/2013		560,000	511,000
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		460,000	448,500
Iron Mountain, Inc., 8.375%, 8/15/2021		870,000	900,450
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		695,000	573,375
144A, 10.625%, 10/15/2016		605,000	601,975
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		1,665,000	1,573,425
7.625%, 12/1/2013		1,520,000	1,459,200
9.375%, 5/1/2012		2,350,000	2,397,000
Kansas City Southern Railway Co., 8.0%, 6/1/2015		1,080,000	1,107,000
Mobile Mini, Inc., 9.75%, 8/1/2014		685,000	705,550
Navios Maritime Holdings, Inc.:
144A, 8.875%, 11/1/2017 (c)		350,000	355,250
9.5%, 12/15/2014		1,130,000	1,107,400
Navistar International Corp., 8.25%, 11/1/2021		880,000	859,100
Owens Corning, Inc., 9.0%, 6/15/2019		765,000	829,939
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**		1,900,000	109,250
RailAmerica, Inc., 144A, 9.25%, 7/1/2017		544,000	568,480
RBS Global & Rexnord Corp.:
9.5%, 8/1/2014		630,000	623,700
11.75%, 8/1/2016		195,000	189,150
Spirit AeroSystems, Inc., 144A, 7.5%, 10/1/2017		365,000	362,263
Titan International, Inc., 8.0%, 1/15/2012		1,975,000	1,876,250
TransDigm, Inc.:
7.75%, 7/15/2014		345,000	346,725
144A, 7.75%, 7/15/2014		365,000	366,825
United Rentals North America, Inc.:
7.0%, 2/15/2014		1,540,000	1,355,200
144A, 10.875%, 6/15/2016		680,000	737,800
USG Corp., 144A, 9.75%, 8/1/2014		360,000	378,000
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011		595,000	593,512
			27,719,544
Information Technology 2.8%
Advanced Micro Devices, Inc.:
5.75%, 8/15/2012		1,255,000	1,057,337
6.0%, 5/1/2015		965,000	702,037
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		914,000	717,490
Freescale Semiconductor, Inc., 8.875%, 12/15/2014		725,000	589,063
Jabil Circuit, Inc., 7.75%, 7/15/2016		235,000	243,813
MasTec, Inc., 7.625%, 2/1/2017		805,000	756,700
Seagate Technology International, 144A, 10.0%, 5/1/2014		385,000	427,350
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		2,920,000	3,011,250
144A, 10.625%, 5/15/2015		605,000	651,887
Unisys Corp., 144A, 12.75%, 10/15/2014		635,000	693,737
Vangent, Inc., 9.625%, 2/15/2015		455,000	433,388
			9,284,052
Materials 11.9%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		328,000	276,340
ARCO Chemical Co., 9.8%, 2/1/2020**		4,802,000	3,337,390
Ashland, Inc., 144A, 9.125%, 6/1/2017		665,000	718,200
Cascades, Inc., 7.25%, 2/15/2013		366,000	357,765
Clondalkin Acquisition BV, 144A, 2.299%***, 12/15/2013		750,000	656,250
Cognis Deutschland GmbH & Co. KG, 144A, 2.773%***, 9/15/2013	EUR	365,000	475,380
Compass Minerals International, Inc., 144A, 8.0%, 6/1/2019		670,000	690,100
CPG International I, Inc., 10.5%, 7/1/2013		1,500,000	1,275,000
Crown Americas LLC, 144A, 7.625%, 5/15/2017		250,000	256,250
Domtar Corp., 10.75%, 6/1/2017		605,000	694,238
Exopack Holding Corp., 11.25%, 2/1/2014		1,875,000	1,903,125
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017		2,660,000	2,859,500
GEO Specialty Chemicals, Inc.:
10.0%, 3/31/2015		1,260,800	945,600
144A, 7.5%***, 3/31/2015 (PIK)		1,281,636	961,227
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017		665,000	671,650
144A, 8.25%, 5/1/2016		985,000	1,044,100
Graphic Packaging International, Inc., 144A, 9.5%, 6/15/2017		1,315,000	1,380,750
Greif, Inc., 144A, 7.75%, 8/1/2019		190,000	194,750
Hexcel Corp., 6.75%, 2/1/2015		2,370,000	2,298,900
Huntsman International LLC, 144A, 6.875%, 11/15/2013	EUR	1,395,000	1,847,658
Innophos, Inc., 8.875%, 8/15/2014		265,000	267,650
Jefferson Smurfit Corp., 8.25%, 10/1/2012**		1,450,000	1,116,500
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014		1,945,000	1,945,000
Kronos International, Inc., 6.5%, 4/15/2013	EUR	300,000	328,914
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		1,865,000	1,755,431
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		290,000	211,700
NewMarket Corp., 7.125%, 12/15/2016		1,390,000	1,341,350
NewPage Corp., 144A, 11.375%, 12/31/2014		960,000	957,600
Novelis, Inc.:
7.25%, 2/15/2015		970,000	870,575
144A, 11.5%, 2/15/2015		595,000	618,800
Plastipak Holdings, Inc., 144A, 10.625%, 8/15/2019		125,000	136,875
Pliant Corp., 11.85%, 6/15/2009**		5	4
Radnor Holdings Corp., 11.0%, 3/15/2010**		290,000	363
Silgan Holdings, Inc., 144A, 7.25%, 8/15/2016		675,000	685,125
Smurfit-Stone Container Enterprises, Inc., 8.375%, 7/1/2012**		320,000	250,400
Solo Cup Co., 144A, 10.5%, 11/1/2013		715,000	757,900
Teck Resources Ltd.:
9.75%, 5/15/2014		610,000	684,725
10.25%, 5/15/2016		615,000	708,787
10.75%, 5/15/2019		1,525,000	1,776,625
Terra Capital, Inc., 144A, 7.75%, 11/1/2019		915,000	919,575
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		1,000,688	855,588
			39,033,660
Telecommunication Services 9.8%
BCM Ireland Preferred Equity Ltd., 144A, 7.873%***, 2/15/2017 (PIK)	EUR	756,284	488,275
Centennial Communications Corp., 10.0%, 1/1/2013		430,000	453,112
Cincinnati Bell, Inc.:
7.25%, 7/15/2013		1,619,000	1,653,404
8.25%, 10/15/2017		1,270,000	1,254,125
8.375%, 1/15/2014		788,000	784,060
Cricket Communications, Inc.:
9.375%, 11/1/2014		2,730,000	2,648,100
10.0%, 7/15/2015		465,000	456,862
Crown Castle International Corp., 9.0%, 1/15/2015		1,200,000	1,266,000
Frontier Communications Corp., 8.125%, 10/1/2018		905,000	908,394
GCI, Inc., 144A, 8.625%, 11/15/2019		180,000	180,000
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		272,326	154,205
Hellas Telecommunications Luxembourg V, 144A, 4.242%***, 10/15/2012	EUR	560,000	675,782
Hughes Network Systems LLC, 9.5%, 4/15/2014		1,820,000	1,833,650
Intelsat Corp.:
9.25%, 8/15/2014		235,000	239,113
9.25%, 6/15/2016		2,760,000	2,807,472
Intelsat Jackson Holdings Ltd.:
144A, 8.5%, 11/1/2019		605,000	607,269
11.25%, 6/15/2016		670,000	713,550
Intelsat Subsidiary Holding Co., Ltd.:
8.875%, 1/15/2015		1,410,000	1,422,337
Series B, 144A, 8.875%, 1/15/2015		235,000	235,881
iPCS, Inc., 2.608%***, 5/1/2013		290,000	253,750
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		3,565,000	3,591,737
Millicom International Cellular SA, 10.0%, 12/1/2013		2,420,000	2,501,675
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015		600,000	595,500
Qwest Corp.:
144A, 8.375%, 5/1/2016		420,000	433,650
8.875%, 3/15/2012		345,000	363,113
SBA Telecommunications, Inc.:
144A, 8.0%, 8/15/2016		195,000	201,825
144A, 8.25%, 8/15/2019		260,000	271,700
Sprint Nextel Corp., 8.375%, 8/15/2017		1,150,000	1,109,750
Stratos Global Corp., 9.875%, 2/15/2013		450,000	472,500
Telesat Canada, 11.0%, 11/1/2015		2,515,000	2,728,775
Windstream Corp.:
7.0%, 3/15/2019		690,000	654,637
8.625%, 8/1/2016		115,000	118,163
			32,078,366
Utilities 6.2%
AES Corp.:
8.0%, 10/15/2017		595,000	597,975
8.0%, 6/1/2020		855,000	855,000
144A, 8.75%, 5/15/2013		4,020,000	4,110,450
Energy Future Holdings Corp.:
10.875%, 11/1/2017		2,010,000	1,396,950
11.25%, 11/1/2017 (PIK)		1,017,600	660,144
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		535,000	539,012
Mirant Americas Generation LLC, 8.3%, 5/1/2011		1,770,000	1,800,975
Mirant North America LLC, 7.375%, 12/31/2013		420,000	413,700
NRG Energy, Inc.:
7.25%, 2/1/2014		2,010,000	1,994,925
7.375%, 2/1/2016		1,195,000	1,187,531
7.375%, 1/15/2017		3,265,000	3,232,350
NV Energy, Inc.:
6.75%, 8/15/2017		825,000	810,638
8.625%, 3/15/2014		249,000	254,832
Orion Power Holdings, Inc., 12.0%, 5/1/2010		660,000	681,450
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		2,280,000	1,618,800
			20,154,732
Total Corporate Bonds (Cost $302,632,514)			291,516,279

Loan Participations and Assignments 8.5%
Senior Loans
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%***, 6/1/2010**		700,000	0
Buffets, Inc.:
Letter of Credit Term Loan B, 7.533%***, 5/1/2013		114,092	91,131
Incremental Term Loan, 18.0%***, 4/30/2012		247,672	252,316
Second Lien Term Loan, 2.871%, plus 16.25% (PIK), 19.121%***, 5/1/2013		571,111	456,175
Charter Communications Operating LLC:
Term Loan, 6.25%***, 3/6/2014		4,060,104	3,704,521
Term Loan, 9.25%***, 3/6/2014		1,932,337	1,957,525
Essar Steel Algoma, Inc., Term Loan B, 8.0%***, 6/20/2013		453,896	427,042
Ford Motor Co., Term Loan, 3.29%***, 12/16/2013		773,725	690,503
Freescale Semiconductor, Inc., Incremental Term Loan, 12.5%, 12/15/2014		1,182,030	1,213,060
Golden Nugget, Inc., Second Lien Term Loan, 3.5%***, 12/31/2014		665,000	272,650
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.243%***, 3/26/2014		2,489,381	1,990,123
Letter of Credit, 2.283%***, 3/26/2014		146,496	117,115
HBI Branded Apparel Ltd., Inc., Second Lien Term Loan, 3.994%***, 3/5/2014		70,000	67,988
Hexion Specialty Chemicals, Inc.:
Term Loan C1, 2.563%***, 5/6/2013		2,500,828	2,004,238
Term Loan C2, 2.563%***, 5/6/2013		596,364	477,944
IASIS Healthcare LLC, Term Loan, 5.531%***, 6/13/2014 (PIK)		1,056,725	951,052
Kabel Deutschland GmbH, Term Loan, 8.453%***, 11/18/2014 (PIK)	EUR	2,480,000	3,427,975
Sabre, Inc., Term Loan B, 2.493%***, 9/30/2014		549,071	477,555
Sbarro, Inc., Term Loan, 4.754%***, 1/31/2014		493,000	423,568
Scorpion Holding Ltd., Second Lien Term Loan, 7.783%***, 11/29/2010		2,225,000	2,024,750
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, 3.744%***, 10/10/2014		2,144,072	1,664,336
Term Loan B3, 3.744%***, 10/10/2014		5,105,800	3,933,202
Tribune Co., Term Loan B, 5.25%***, 6/4/2014**		1,665,875	785,344
VML US Finance LLC:
Delayed Draw Term Loan B, 5.79%***, 5/25/2012		215,476	199,955
Term Loan B, 5.79%***, 5/27/2013		373,045	346,175
Total Loan Participations and Assignments (Cost $30,387,297)			27,956,243

Preferred Securities 0.4%
Financials 0.1%
Xerox Capital Trust I, 8.0%, 2/1/2027		430,000	421,400
Materials 0.3%
Hercules, Inc., 6.5%, 6/30/2029		1,279,000	831,350
Total Preferred Securities (Cost $1,162,769)			1,252,750
	Shares	Value ($)

Common Stocks 1.8%
Consumer Discretionary 0.4%
Ameristar Casinos, Inc.	20,700	304,704
Buffets Restaurants Holdings, Inc.*	24,283	139,627
Cablevision Systems Corp. (New York Group) "A"	22,600	518,896
Mediacom Communications Corp. "A"*	25,000	119,500
Pinnacle Entertainment, Inc.*	31,000	261,950
Vertis Holdings, Inc.*	12,403	0
		1,344,677
Energy 0.4%
El Paso Corp.	30,000	294,300
Range Resources Corp.	10,000	500,500
Williams Companies, Inc.	27,335	515,265
		1,310,065
Industrials 0.2%
General Cable Corp.*	3,700	115,218
Great Lakes Dredge & Dock Co.	25,000	153,250
Kansas City Southern*	8,000	193,840
World Color Press, Inc.*	3,724	35,192
		497,500
Materials 0.6%
Crown Holdings, Inc.*	36,000	959,400
Freeport-McMoRan Copper & Gold, Inc.*	9,000	660,240
GEO Specialty Chemicals, Inc.*	18,710	15,902
GEO Specialty Chemicals, Inc. 144A*	1,703	1,448
Huntsman Corp.	20,000	159,000
Koppers Holdings, Inc.	4,500	117,540
Verso Paper Corp.	45,000	105,750
		2,019,280
Utilities 0.2%
Mirant Corp.*	25,755	360,055
NRG Energy, Inc.*	12,000	275,880
		635,935
Total Common Stocks (Cost $6,626,292)		5,807,457

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	40,003	0
Series AI, 12.0%*	40,000	0
Total Convertible Preferred Stocks (Cost $52,522)		0

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	182,000	29,133
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	4,220	22,472
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	1,219	0
Total Warrants (Cost $239,283)		51,605

Cash Equivalents 0.9%
Central Cash Management Fund, 0.19% (d) (Cost $2,962,974)	2,962,974	2,962,974
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $344,063,651)+	100.6	329,547,308
Other Assets and Liabilities, Net	(0.6)	(2,028,849)
Net Assets	100.0	327,518,459

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	700,000	USD	708,969	0
ARCO Chemical Co.	9.8%	2/1/2020	4,802,000	USD	5,219,109	3,337,390
Buffalo Thunder Development Authority	9.375%	12/15/2014	345,000	USD	345,294	63,825
CanWest MediaWorks LP	9.25%	8/1/2015	575,000	USD	575,000	115,000
Congoleum Corp.	8.625%	8/1/2008	1,188,000	USD	1,048,695	356,400
Eaton Vance Corp., CDO II	13.68%	7/15/2012	3,458,783	USD	2,037,287	0
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	735,000	USD	737,588	25,725
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	272,326	USD	259,144	154,205
Idearc, Inc.	8.0%	11/15/2016	1,470,000	USD	1,409,475	73,500
Jefferson Smurfit Corp.	8.25%	10/1/2012	1,450,000	USD	1,107,725	1,116,500
New ASAT (Finance) Ltd.	9.25%	2/1/2011	920,000	USD	798,056	1,150
Pliant Corp.	11.85%	6/15/2009	5	USD	6	4
R.H. Donnelley Corp.	8.875%	10/15/2017	1,900,000	USD	1,838,301	109,250
Radnor Holdings Corp.	11.0%	3/15/2010	290,000	USD	186,538	363
Reader's Digest Association, Inc.	9.0%	2/15/2017	500,000	USD	500,000	5,000
Smurfit-Stone Container Enterprises, Inc.	8.375%	7/1/2012	320,000	USD	246,400	250,400
Tribune Co.	5.25%	6/4/2014	1,665,875	USD	1,348,928	785,344
Tropicana Entertainment LLC	9.625%	12/15/2014	1,790,000	USD	1,346,099	2,238
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	170,000	USD	165,325	14,025
Young Broadcasting, Inc.	8.75%	1/15/2014	3,217,000	USD	2,798,393	32,170
					22,676,332	6,442,489

*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2009.

+ The cost for federal income tax purposes was $344,733,823. At October 31, 2009, net unrealized depreciation for all securities based on tax cost was $15,186,515. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,223,443 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,409,958.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 12/31/2009.

(c) When-issued security.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

As of October 31, 2009, the Fund had the following open forward foreign currency exchange contract:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	12,830,500	USD	18,884,135	11/25/2009	3,188	Citigroup, Inc.
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (e)
Corporate Bonds	$ —	$ 288,918,238	$ 2,598,041	$ 291,516,279
Loan Participations and Assignments	—	24,859,221	3,097,022	27,956,243
Preferred Securities	—	1,252,750	—	1,252,750
Common Stocks (e)	5,650,480	139,627	17,350	5,807,457
Convertible Preferred Stocks (e)	—	—	0	0
Warrants (e)	—	22,472	29,133	51,605
Short-Term Investments	2,962,974	—	—	2,962,974
Derivatives (f)	$ —	$ 3,188	$ —	$ 3,188
Total	$ 8,613,454	$315,195,496	$ 5,741,546	$ 329,550,496

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contacts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Loan Participations and Assignments	Other Investments
Balance as of October 31, 2008	$ 447,520	$ 371,417	$ 804,540
Total realized gain (loss)	(63,300)	4,330	—
Change in unrealized appreciation (depreciation)	(233,024)	(18,100)	119,772
Amortization premium/discount	19,016	11,331	2,639
Net purchases (sales)	2,208,594	2,889,085	(926,951)
Net transfers in (out) of Level 3	219,235	(161,041)	—
Balance as of October 31, 2009	$ 2,598,041	$ 3,097,022	$ —
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2009	$ (818,158)	$ (4,001)	$ —
	Common Stocks	Convertible Preferred Stocks	Warrants	Total
Balance as of October 31, 2008	$ 17,350	$ 2,470	$ 20,475	$ 1,663,772
Realized gain (loss)	—	—	(11,461)	(70,431)
Change in unrealized appreciation (depreciation)	—	(2,470)	(219,164)	(352,986)
Amortization premium/discount	—	—	—	32,986
Net purchases (sales)	—	—	239,283	4,410,011
Net transfers in (out) of Level 3	—	—	—	58,194
Balance as of October 31, 2009	$ 17,350	$ 0	$ 29,133	$ 5,741,546
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2009	$ —	$ (2,470)	$ 31,130	$ (793,499)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $341,100,677)	$ 326,584,334
Investment in Central Cash Management Fund (cost $2,962,974)	2,962,974
Total investments, at value (cost $344,063,651)	329,547,308
Cash	8,365
Foreign currency, at value (cost $88)	88
Receivable for investments sold	3,998,583
Receivable for Fund shares sold	857,932
Interest receivable	7,377,259
Unrealized appreciation on forward foreign currency exchange contracts	3,188
Other assets	31,324
Total assets	341,824,047
Liabilities
Payable for investments purchased	7,580,776
Payable for when-issued securities purchased	3,744,297
Payable for Fund shares redeemed	2,302,799
Distributions payable	373,168
Accrued management fee	91,633
Other accrued expenses and payables	212,915
Total liabilities	14,305,588
Net assets, at value	$ 327,518,459
Net Assets consist of
Distributions in excess of net investment income	(545,770)
Net unrealized appreciation (depreciation) on: Investments	(14,516,343)
Foreign currency	6,939
Accumulated net realized gain (loss)	(108,612,727)
Paid-in capital	451,186,360
Net assets, at value	$ 327,518,459

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($27,239,168 ÷ 4,285,163 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.36
Maximum offering price per share (100 ÷ 95.50 of $6.36)	$ 6.66

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,362,223 ÷ 372,502 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 6.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,239,843 ÷ 1,292,003 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 6.38
Class S Net Asset Value, offering and redemption price(a) per share ($245,798,249 ÷ 38,475,073 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.39

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($43,878,976 ÷ 6,923,357 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 6.34

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Interest (net of foreign taxes withheld of $2,887)	$ 26,979,522
Dividends	13,506
Income distributions — affiliated cash management vehicles	53,661
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,276
Total Income	27,058,965
Expenses: Management fee	1,352,748
Administration fee	270,550
Custodian fee	23,418
Services to shareholders	265,139
Distribution and service fees	141,235
Professional fees	97,388
Trustees' fees and expenses	6,101
Reports to shareholders	75,685
Registration fees	52,322
Other	41,494
Total expenses before expense reductions	2,326,080
Expense reductions	(324,660)
Total expenses after expense reductions	2,001,420
Net investment income (loss)	25,057,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(25,597,687)
Credit default swap contracts	300,782
Foreign currency	(1,449,375)
(26,746,280)
Change in net unrealized appreciation (depreciation) on: Investments	81,522,446
Credit default swap contracts	155,663
Foreign currency	(276,053)
81,402,056
Net gain (loss)	54,655,776
Net increase (decrease) in net assets resulting from operations	$ 79,713,321

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income (loss)	$ 25,057,545	$ 28,344,343
Net realized gain (loss)	(26,746,280)	(23,544,309)
Change in net unrealized appreciation (depreciation)	81,402,056	(85,613,508)
Net increase (decrease) in net assets resulting from operations	79,713,321	(80,813,474)
Distributions to shareholders from: Net investment income: Class A	(1,969,642)	(2,162,134)
Class B	(203,642)	(297,894)
Class C	(536,274)	(668,464)
Class S	(18,211,165)	(21,986,925)
Institutional Class	(3,717,948)	(3,743,752)
Return of capital: Class A	(59,138)	—
Class B	(6,114)	—
Class C	(16,101)	—
Class S	(546,781)	—
Institutional Class	(111,630)	—
Total distributions	(25,378,435)	(28,859,169)
Fund share transactions: Proceeds from shares sold	69,626,718	70,629,756
Reinvestment of distributions	19,624,496	21,446,188
Cost of shares redeemed	(62,235,497)	(135,140,297)
Redemption fees	31,224	17,920
Net increase (decrease) in net assets from Fund share transactions	27,046,941	(43,046,433)
Increase (decrease) in net assets	81,381,827	(152,719,076)
Net assets at beginning of period	246,136,632	398,855,708
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $545,770 and $434,885, respectively)	$ 327,518,459	$ 246,136,632

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.26	$ 7.50	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.50	.56	.59	.59	.28
Net realized and unrealized gain (loss)	1.12	(2.22)	(.16)	.09	.11
Total from investment operations	1.62	(1.66)	.43	.68	.39
Less distributions from: Net investment income	(.50)	(.58)	(.60)	(.59)	(.27)
Return of capital	(.02)	—	—	—	—
Total distributions	(.52)	(.58)	(.60)	(.59)	(.27)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.36	$ 5.26	$ 7.50	$ 7.67	$ 7.58
Total Return (%)[c,d]	32.63	(23.60)	5.67	9.38	5.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	19	28	29	24
Ratio of expenses before expense reductions (%)	1.10	1.11	1.06	1.07	1.10*
Ratio of expenses after expense reductions (%)	.98	.98	.85	.89	.93*
Ratio of net investment income (%)	9.02	8.14	7.72	7.76	7.77*
Portfolio turnover rate (%)	67	35	75	100	109[e]

[a] For the period May 16, 2005 (commencement of operations of Class A shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.27	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.46	.50	.53	.53	.25
Net realized and unrealized gain (loss)	1.10	(2.22)	(.16)	.09	.11
Total from investment operations	1.56	(1.72)	.37	.62	.36
Less distributions from: Net investment income	(.47)	(.52)	(.53)	(.53)	(.24)
Return of capital	(.02)	—	—	—	—
Total distributions	(.49)	(.52)	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.34	$ 5.27	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c,d]	31.47	(24.19)	4.90	8.48	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	6	7
Ratio of expenses before expense reductions (%)	1.89	1.90	1.89	1.90	1.86*
Ratio of expenses after expense reductions (%)	1.77	1.77	1.68	1.67	1.69*
Ratio of net investment income (%)	8.23	7.35	6.89	6.98	7.01*
Portfolio turnover rate (%)	67	35	75	100	109[e]

[a] For the period May 16, 2005 (commencement of operations of Class B shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.27	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.46	.51	.53	.53	.25
Net realized and unrealized gain (loss)	1.12	(2.23)	(.16)	.09	.11
Total from investment operations	1.58	(1.72)	.37	.62	.36
Less distributions from: Net investment income	(.45)	(.52)	(.53)	(.53)	(.24)
Return of capital	(.02)	—	—	—	—
Total distributions	(.47)	(.52)	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.38	$ 5.27	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c,d]	31.69	(24.19)	4.95	8.50	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	11	11	9
Ratio of expenses before expense reductions (%)	1.83	1.84	1.85	1.85	1.86*
Ratio of expenses after expense reductions (%)	1.71	1.72	1.64	1.66	1.69*
Ratio of net investment income (%)	8.29	7.41	6.93	6.99	7.01*
Portfolio turnover rate (%)	67	35	75	100	109[e]

[a] For the period May 16, 2005 (commencement of operations of Class C shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.28	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.52	.57	.61	.61	.29
Net realized and unrealized gain (loss)	1.11	(2.22)	(.16)	.09	.11
Total from investment operations	1.63	(1.65)	.45	.70	.40
Less distributions from: Net investment income	(.50)	(.58)	(.61)	(.61)	(.28)
Return of capital	(.02)	—	—	—	—
Total distributions	(.52)	(.58)	(.61)	(.61)	(.28)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.39	$ 5.28	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c]	32.79	(23.41)	5.94	9.62	5.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	246	183	310	316	131
Ratio of expenses before expense reductions (%)	.82	.94	.91	.84	.83*
Ratio of expenses after expense reductions (%)	.70	.81	.70	.64	.66*
Ratio of net investment income (%)	9.30	8.31	7.87	8.01	8.04*
Portfolio turnover rate (%)	67	35	75	100	109[d]

[a] For the period May 16, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain operating expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.26	$ 7.50	$ 7.67	$ 7.58	$ 7.75
Income (loss) from investment operations: Net investment income (loss)[a]	.53	.58	.62	.62	.62
Net realized and unrealized gain (loss)	1.10	(2.22)	(.17)	.09	(.18)
Total from investment operations	1.63	(1.64)	.45	.71	.44
Less distributions from: Net investment income	(.53)	(.60)	(.62)	(.62)	(.60)
Net realized gains	—	—	—	—	(.01)
Return of capital	(.02)	—	—	—	—
Total distributions	(.55)	(.60)	(.62)	(.62)	(.61)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.34	$ 5.26	$ 7.50	$ 7.67	$ 7.58
Total Return (%)[b]	33.12	(23.31)	6.03	9.74	5.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	36	45	56	44
Ratio of expenses before expense reductions (%)	.72	.76	.78	.77	.80
Ratio of expenses after expense reductions (%)	.60	.63	.54	.55	.59
Ratio of net investment income (%)	9.41	8.50	8.03	8.10	8.04
Portfolio turnover rate (%)	67	35	75	100	109[c]

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authorized accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the Fund. to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a Board-approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

There are no open credit default swap contracts as of October 31, 2009. During the year ended October 31, 2009, the Fund invested in credit default swap contracts with notional values ranging from $0 to approximately $8,820,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in forward foreign currency exchange contracts with total values ranging from approximately $5,735,000 to $18,884,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	3,188

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 300,782	$ 300,782
Foreign Exchange Contracts (b)	(1,647,001)	—	(1,647,001)
	$ (1,647,001)	$ 300,782	$ (1,346,219)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from credit default swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 155,663	$ 155,663
Foreign Exchange Contracts (b)	(301,207)	—	(301,207)
	$ (301,207)	$ 155,663	$ (145,544)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on credit default swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $107,943,000, including $24,398,000 inherited from its merger with an affiliated fund in fiscal year 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($51,312,000), October 31, 2011 ($3,345,000), October 31, 2014 ($3,659,000), October 31, 2016 ($24,621,000) and October 31, 2017 ($25,006,000), the respective expiration dates, whichever occurs first and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year ended October 31 2009, the Fund lost, through expiration, $13,378,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (107,943,000)
Net unrealized appreciation (depreciation) on investments	$ (15,186,515)

In addition, during the year ended October 31, 2009, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income*	$ 24,638,671	$ 28,859,169
Return of capital	$ 739,764	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income including commitment fees, included in the Statement of Operations, is recorded as income on the accrual basis or when received by the Fund. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $211,670,771 and $175,735,714, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

For the period from November 1, 2008 through May 11, 2010, the Advisor has contractually agreed to waive 0.12% of its management fee.

For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.89%
Institutional Class	.89%

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class B	1.99%
Class S	.99%

Accordingly, for the year ended October 31, 2009, the Advisor waived a portion of its management fee aggregating $324,660 and the amount charged aggregated $1,028,088, which was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $270,550, of which $27,634 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at October 31, 2009
Class A	$ 28,212	$ 5,753
Class B	4,185	907
Class C	6,823	1,343
Class S	145,049	31,497
	$ 184,269	$ 39,500

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 17,524	$ 1,433
Class C	49,307	5,199
	$ 66,831	$ 6,632

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 53,125	$ 6,921.24%
Class B	5,517	736.24%
Class C	15,762	2,259.24%
	$ 74,404	$ 9,916

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2009 aggregated $7,576.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $3,984 and $630, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,241, of which $11,838 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2009, one shareholder held approximately 21% of the outstanding shares of the Fund.

E. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,581,815	$ 8,709,369	899,847	$ 6,221,192
Class B	101,190	556,576	123,031	833,838
Class C	450,710	2,552,021	181,862	1,279,898
Class S	9,287,763	52,077,830	5,159,154	35,315,683
Institutional Class	1,004,509	5,730,922	3,952,834	26,979,145
		$ 69,626,718		$ 70,629,756
Shares issued to shareholders in reinvestment of distributions
Class A	258,678	$ 1,442,877	198,057	$ 1,330,483
Class B	18,787	103,361	22,454	151,918
Class C	46,899	263,537	44,462	299,848
Class S	2,536,638	14,191,081	2,415,890	16,333,455
Institutional Class	655,139	3,623,640	499,004	3,330,484
		$ 19,624,496		$ 21,446,188
Shares redeemed
Class A	(1,105,687)	$ (6,057,357)	(1,343,530)	$ (9,025,699)
Class B	(256,413)	(1,414,048)	(263,629)	(1,786,568)
Class C	(317,488)	(1,760,904)	(533,388)	(3,525,270)
Class S	(8,056,165)	(44,191,986)	(14,193,994)	(95,981,309)
Institutional Class	(1,536,849)	(8,811,202)	(3,621,755)	(24,821,451)
		$ (62,235,497)		$ (135,140,297)
Redemption fees		$ 31,224		$ 17,920
Net increase (decrease)
Class A	734,806	$ 4,099,565	(245,626)	$ (1,473,929)
Class B	(136,436)	(753,745)	(118,144)	(800,812)
Class C	180,121	1,054,975	(307,064)	(1,945,524)
Class S	3,768,236	22,102,755	(6,618,950)	(44,324,955)
Institutional Class	122,799	543,391	830,083	5,498,787
		$ 27,046,941		$ (43,046,433)

H. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 22, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS High Income Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS High Income Plus Fund (the "Fund") at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Taxpayers filing on a calendar year basis will receive tax information for the 2009 calendar year after year end.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS High Income Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$60,998	$0	$0	$0
2008	$64,790	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009